UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

Palomar Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38873

Delaware	83-3972551
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7979 Ivanhoe Avenue, Suite 500

La Jolla, California 92037

(Address of principal executive offices, including zip code)

(619) 567-5290

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLMR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ◻

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Operating Officer

On September 1, 2020, Britt Morries was appointed as the Company’s Chief Operating Officer effective September 1, 2020. Jon Christianson, the Company’s current Chief Operating Officer and Chief Underwriting Officer, will step down as Chief Operating Officer, effective September 1, 2020, in order to better focus on his role as Chief Underwriting Officer.

Mr. Morries, age 48, has served as Chief Technology Officer since joining the Company in August 2017. Prior to joining the Company, Mr. Morries served as Chief Technology Officer of Wellbeats from 2012 to 2017. Prior to joining Wellbeats, Mr. Morries served in senior management roles at John B. Collins Associates and Aon. Mr. Morries attended Metropolitan State University of Minnesota, where he studied computer science.

There are no arrangements or understandings between Mr. Morries and any other persons pursuant to which he was selected as Chief Operating Officer. There are no family relationships between Mr. Morries and any previous or current officers or directors of the Company, and there are no related party transactions reportable under Item 404(a) of Regulation S-K.

Mr. Morries will be paid an annual base salary of $250,000 and have an annual bonus opportunity of up to 40% of his annual base salary, which amount is determined in the sole discretion of the compensation committee of the Board.

A copy of the Press Release announcing the appointment of Mr. Morries is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press release, dated September 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMAR HOLDINGS, INC.

Date:	September 1, 2020	/s/ Mac Armstrong
Mac Armstrong
Chief Executive Officer
(Principal Executive Officer)